UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number 811-06481

Franklin Municipal Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
May 31, 2015

Franklin Municipal Securities Trust

Franklin California High Yield Municipal Fund
Franklin Tennessee Municipal Bond Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Municipal Bond Market Overview	3
Franklin California
High Yield Municipal Fund	4
Franklin Tennessee
Municipal Bond Fund	12
Financial Highlights and
Statements of Investments	18
Financial Statements	37
Notes to Financial Statements	40
Report of Independent Registered
Public Accounting Firm	49
Tax Information	50
Board Members and Officers	51
Shareholder Information	56

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Annual Report

Municipal Bond Market Overview

Despite more than $350 billion in issuance during the 12 months ended May 31, 2015,1 municipal bonds performed well as evidenced by the +3.18% total return of the Barclays Municipal Bond Index, which tracks investment-grade municipal securities.2 In comparison, the Barclays U.S. Treasury Index posted a +3.07% total return for the same period.2 The municipal bond market benefited from a combination of healthy positive cash flows and a large number of bonds that were redeemed during the period. In the municipal bond market, $320 billion in bonds were either called or matured, which brought net new issuance to just $30 billion for the reporting period.1

October 2014 marked the end of the Federal Reserve Board’s (Fed’s) bond buying program, which began in 2009. In sharp contrast to 2013 when the Fed changed the extent of its bond buying program, the Fed was consistent with tapering and ended the program during the reporting period, which seemed to reduce financial market volatility. Confidence in an orderly tapering led investors to purchase municipal securities through municipal bond mutual funds. According to the Investment Company Institute, municipal bond fund flows were positive for the reporting period. Furthermore, as a result of investor confidence, bonds with longer maturities generally outperformed bonds with shorter maturities. In addition, bonds with lower ratings generally outperformed those with higher ratings.

For most of the reporting period, the economy grew moderately, amid continued manufacturing and services sector expansion, but it slowed during 2015’s first quarter, resulting largely from harsh weather, labor disruptions and reduced business and government spending. The unemployment rate declined from 6.3% in May 2014 to 5.5% in May 2015, while inflation remained benign.3 Of the Fed’s two mandates, facilitating maximum employment and controlling inflation, the Fed has appeared to be more concerned with the former, seeking to foster greater economic growth. In the Fed’s March policy statement, Fed Chair Janet Yellen removed the word “patient” in relation to raising the target rate. Despite removing this word, the Fed reaffirmed its commitment to keeping interest rates lower than what it views as normal and kept its target rate at 0%–0.25%.

On June 28, 2014, Puerto Rico Governor Alejandro Garcia Padilla signed into law the Public Corporation Debt Enforcement and Recovery Act. By virtue of its status as a U.S. territory, Puerto Rico, as well as its public agencies, corporations and cities, is not currently eligible to file for bankruptcy under chapter 9 of the U.S. Bankruptcy Code. The governor’s stated intent for this law was to provide an organized, legal framework for Puerto Rico’s public corporations to restructure their debt should they become insolvent. With passage of the act, the market anticipated a significant likelihood that at least one of Puerto Rico’s public corporations would file for bankruptcy under the new act. Franklin Templeton Investments joined in a lawsuit filed in Puerto Rico challenging the constitutionality of the act. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act was unconstitutional. As expected, Puerto Rico appealed the ruling on February 10, 2015, and a hearing was held in May 2015, with a ruling expected in the near future. The February 6 ruling led to price volatility among several Puerto Rico municipal bond issues.

The ruling also prompted independent credit rating agencies Standard & Poor’s (S&P), Moody’s Investors Service and Fitch Ratings to further lower Puerto Rico’s general obligation debt rating, which was already below investment grade. Correspondingly, ratings on several other Puerto Rico credits were cut. With further uncertainty regarding Puerto Rico’s financial position and its potential effect on other Puerto Rico bonds, S&P reduced Puerto Rico credit ratings again in April, as did Moody’s in May.

In addition, Franklin Templeton is a member of a creditors committee made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated market-based, long-term solution to PREPA’s liquidity and structural issues.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Goldman Sachs Securities Division, Bloomberg.
2. Source: Morningstar.
3. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

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Franklin California High Yield Municipal Fund

We are pleased to bring you Franklin California High Yield Municipal Fund’s annual report for the fiscal year ended May 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher yielding, lower rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with its principal goal.

Credit Quality Breakdown*
5/31/15
% of Total
Ratings	Long-Term Investments
AAA	1.11%
AA	19.41%
A	25.36%
BBB	14.40%
Below Investment Grade	17.19%
Refunded	1.94%
Not Rated	20.59%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest).
The Below Investment Grade category consists of bonds rated below BBB-. The
Refunded category generally consists of refunded bonds secured by U.S. govern-
ment or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.42 on May 31, 2014, to $10.65 on May 31, 2015. The Fund’s Class A shares paid dividends totaling 45.10 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.88% based on an annualization of May’s 3.60 cent per share monthly dividend and the maximum offering price of $11.12 on May 31, 2015. An investor in the 2015 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.89% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*
6/1/14–5/31/15
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
June	4.05	3.57	4.13
July	4.00	3.52	4.08
August	3.95	3.47	4.03
September	3.95	3.48	4.03
October	3.85	3.38	3.93
November	3.70	3.23	3.78
December	3.60	3.11	3.69
January	3.60	3.11	3.69
February	3.60	3.11	3.69
March	3.60	3.10	3.73
April	3.60	3.10	3.73
May	3.60	3.10	3.73
Total	45.10	39.28	46.24

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 21.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

State Update

California’s large, diverse economy strengthened during the Fund’s fiscal year. Employment grew at a faster rate than the nation’s, with widespread gains, particularly in key services sectors such as professional and business services and education and health services. These gains led the state’s unemployment rate to decline from 7.6% in May 2014 to a seven-year low of 6.3% in April 2015.3 The unemployment rate was 6.4% at period-end, compared with the 5.5% national average.3 The real estate market strengthened as existing home sales and prices increased, notably in the San Francisco area, and issuance of residential and non-residential building permits also increased. The state’s economic advantages included prominent universities and businesses in innovative sectors, which helped attract venture capital. California’s average personal income grew faster than the national average.

The state closed fiscal year 2014 (ended June 30) with a positive general fund cash balance for the first time since 2007, resulting from greater-than-projected tax revenues. The enacted fiscal year 2015 budget assumed continued economic recovery and steady revenue gains. Furthermore, it was designed to make additional payments to budgetary debt, fully pay off economic recovery bonds initially issued in response to the 2003–2004 budget crisis, and leave a sizable general fund balance to be used largely for the state’s rainy day fund. In September 2014, the state made a deposit to the budget stabilization account for the first time in several years. After the governor’s fiscal year 2016 budget proposal was released in January, California’s economy strengthened and revenues surged, prompting revisions to fiscal years 2015 and 2016 revenue estimates. Under Proposition 2, the windfall from capital gains tax collections will be used to pay down the state’s debt and liabilities and make an additional deposit to the rainy day fund. The revised budget proposal would increase general fund spending for K-12 schools and community colleges, create the first-ever California earned income credit to assist the state’s lowest income workers, maintain California undergraduate students’ current tuition levels for two more years, provide health care and other safety net services to currently undocumented immigrants who gain permanent residence, and increase funding to address the impacts of a severe drought.

Portfolio Breakdown
5/31/15
% of Total
Long-Term Investments*
Tax-Supported	28.8%
General Obligation	17.4%
Transportation	15.2%
Hospital & Health Care	13.6%
Utilities	7.9%
Subject to Government Appropriations	4.6%
Other Revenue	3.6%
Higher Education	3.4%
Refunded	2.9%
Housing	2.4%
Corporate-Backed	0.2%

*Does not include short-term investments and other net assets.

California’s net tax-supported debt was $2,407 per capita and 5.1% of personal income, compared with the $1,012 and 2.5% national medians.4 Independent credit rating agency Moody’s Investors Service assigned California’s general obligation bonds an Aa3 rating with a stable outlook.5 The rating and outlook reflected Moody’s view of the state’s rapidly improving financial position, high but declining debt, adjusted net pension liability ratios that were close to the state median, strong liquidity and robust employment growth. Additionally, Moody’s cited the state’s large and diverse economy, high wealth, significant improvement in budget deficits and governance improvement that led to on-time budget enactments in recent years. However, Moody’s noted some challenges, including California’s highly volatile revenue structure, super-majority requirement to raise taxes that make it difficult to respond to revenue volatility, lack of significant reserves to cushion state finances from future downturns, and the continued impact of past reliance on deficit borrowing and other one-time solutions to resolve prior years’ budgetary gaps.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate Moody’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. After Puerto Rico enacted legislation in June 2014 related to bankruptcy protection for public corporations, Standard & Poor’s, Moody’s and Fitch downgraded ratings of Puerto Rico and many of its public corporations and authorities, which were already below investment grade. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded

Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Performance Summary as of May 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/15	5/31/14	Change
A (FCAMX)	$10.65	$10.42	+$0.23
C (FCAHX)	$10.72	$10.49	+$0.23
Advisor (FVCAX)	$10.67	$10.44	+$0.23

Distributions (6/1/14–5/31/15)
Dividend
Share Class	Income
A	$0.4510
C	$0.3928
Advisor	$0.4624

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Performance as of 5/31/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[1]	Total Return[2]	Total Return (6/30/15)[3]	Operating Expenses[4]
A				0.63%
1-Year	+6.63%	+2.12%	+1.86%
5-Year	+43.61%	+6.57%	+6.43%
10-Year	+68.02%	+4.87%	+4.72%
C				1.18%
1-Year	+6.01%	+5.01%	+4.78%
5-Year	+39.71%	+6.92%	+6.78%
10-Year	+59.11%	+4.75%	+4.61%
Advisor[5]				0.53%
1-Year	+6.73%	+6.73%	+6.50%
5-Year	+44.24%	+7.60%	+7.48%
10-Year	+69.67%	+5.43%	+5.28%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]	Standardized Yield[7]
A	3.88%	7.89%	3.04%	6.18%
C	3.47%	7.06%	2.60%	5.29%
Advisor	4.19%	8.52%	3.27%	6.65%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of
Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/15/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +56.14% and +5.36%.
6. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
5/31/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and California state personal income tax bracket of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
8. The 30-day standardized yield for the 30 days ended 5/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The CPI is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/14	Value 5/31/15	Period* 12/1/14–5/31/15
A
Actual	$1,000	$1,022.10	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.79	$3.18
C
Actual	$1,000	$1,019.20	$5.94
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.94
Advisor
Actual	$1,000	$1,022.70	$2.67
Hypothetical (5% return before expenses)	$1,000	$1,022.29	$2.67

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Franklin Tennessee Municipal Bond Fund

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Breakdown*
5/31/15
% of Total
Ratings	Long-Term Investments
AAA	2.95%
AA	61.99%
A	12.15%
BBB	4.06%
Below Investment Grade	5.52%
Refunded	11.42%
Not Rated	1.91%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest).
The Below Investment Grade category consists of bonds rated below BBB-. The
Refunded category generally consists of refunded bonds secured by U.S. govern-
ment or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.47 on May 31, 2014, to $11.38 on May 31, 2015. The Fund’s Class A shares paid dividends totaling 41.60 cents per share for the reporting period.2 The Performance Summary beginning on page 15 shows that at the end of this

Dividend Distributions*
Class A
6/1/14–5/31/15
Dividend per Share
Month	(cents)
June	3.60
July	3.55
August	3.55
September	3.55
October	3.55
November	3.50
December	3.50
January	3.50
February	3.40
March	3.30
April	3.30
May	3.30
Total	41.60

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

reporting period the Fund’s Class A shares’ distribution rate was 3.33%. An investor in the 2015 maximum combined effective federal and Tennessee personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.29% from a taxable investment to match the Fund’s Class A tax-free distribution rate. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 34.

12 | Annual Report

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

State Update

Tennessee’s economy grew during the 12 months under review. The unemployment rate began the period at 6.5% and declined to a seven-year low of 5.8% at period-end.3 With strong contributions from leisure and hospitality as well as professional and business services, almost all private sectors contributed to employment growth. The manufacturing sector, one of the state’s large employment sectors, benefited from auto manufacturing growth spurred by rising employment and wages, continued low interest rates and lower gasoline prices. The state also experienced an increase in new business filings during the first quarter of 2015, indicating a rise in newly formed companies. Tennessee’s employment gains helped the housing market stage a strong recovery amid increasing home prices and shrinking inventory levels. The Nashville market’s recovery was among the nation’s strongest following the recession as home prices surged and sales increased there.

The state’s fiscal year 2015 budget was approved in April, after withholding pay increases for teachers and other state workers that had been proposed earlier. Dealing with inflationary pressures in two of the largest budget items, health care and education, against a backdrop of declining revenues from corporate taxes was a key budgetary challenge. The result was increased funding for TennCare and education but reduced funding for state employees’ salaries and benefits. Near period-end, the governor signed the fiscal year 2016 budget into law. The budget largely reflected the state’s economic growth and included state employee raises, more money toward teachers’ health insurance costs and funding for a new state museum.

Historically, Tennessee has been a low-debt state, with recent debt levels at 0.8% of personal income and $327 per capita, compared with the national medians of 2.5% and $1,012.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA+ rating and stable outlook on the state’s general obligation bonds.5 The rating reflected S&P’s opinion of the state’s cyclical but recovering economy, adequate reserves that were projected to grow, strong financial management practices and performance, long-term record of fully funding the annual required contribution to its retirement system, low debt burden and limited future debt issuance plans. S&P’s outlook reflected its view of the state’s strongly funded debt levels and long track record of conservative management practices.

Portfolio Breakdown
5/31/15
% of Total
Long-Term Investments*
Utilities	29.0%
Refunded	16.4%
Hospital & Health Care	16.1%
Higher Education	12.1%
General Obligation	9.1%
Other Revenue	5.9%
Transportation	5.1%
Tax-Supported	3.2%
Housing	3.1%
*Does not include short-term investments and other net assets.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are greater than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. After Puerto Rico enacted legislation in June 2014 related to bankruptcy protection for public corporations, S&P, Moody’s Investors Service and Fitch downgraded ratings of Puerto Rico and

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

many of its public corporations and authorities, which were already below investment grade. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

14 | Annual Report

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Performance Summary as of May 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/15	5/31/14		Change
A (FRTIX)	$11.38	$11.47	-$	0.09

Distributions (6/1/14–5/31/15)
Dividend
Share Class	Income
A	$0.4160

Performance

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge.

Class A: 4.25% maximum initial sales charge.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[1]	Total Return[2]	Total Return (6/30/15)[3]	Operating Expenses[4]
A				0.72%
1-Year	+2.86%	-1.52%	-1.83%
5-Year	+20.64%	+2.93%	+2.79%
10-Year	+46.43%	+3.44%	+3.33%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[5]	Distribution Rate[6]	Standardized Yield[7]	Standardized Yield[6]
A	3.33%	6.29%	1.77%	3.34%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation.
A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of May’s 3.30 cent per share dividend and the maximum offering price of $11.89 per share on 5/31/15.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Tennessee state personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the 30 days ended 5/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The CPI is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

16 | Annual Report

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/14	Value 5/31/15	Period* 12/1/14–5/31/15
A
Actual	$1,000	$1,003.60	$3.60
Hypothetical (5% return before expenses)	$1,000	$1,021.34	$3.63

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights
Franklin California High Yield Municipal Fund
			Year Ended May 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.42	$10.59	$10.40	$9.07	$9.40
Income from investment operations[a]:
Net investment income[b]	0.44	0.49	0.46	0.49	0.50
Net realized and unrealized gains (losses)	0.24	(0.18)	0.17	1.34	(0.33)
Total from investment operations	0.68	0.31	0.63	1.83	0.17
Less distributions from net investment income	(0.45)	(0.48)	(0.44)	(0.50)	(0.50)
Net asset value, end of year	$10.65	$10.42	$10.59	$10.40	$9.07

Total return[c]	6.63%	3.22%	6.10%	20.65%	1.93%

Ratios to average net assets
Expenses	0.63%	0.63%	0.61%	0.62%	0.62%
Net investment income	4.17%	4.95%	4.31%	5.05%	5.47%

Supplemental data
Net assets, end of year (000’s)	$1,294,192	$1,203,532	$1,330,444	$1,238,396	$979,093
Portfolio turnover rate	11.98%	22.26%	5.47%	6.67%	17.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN MUNICIPAL SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)
			Year Ended May 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.49	$10.65	$10.46	$9.13	$9.45
Income from investment operations[a]:
Net investment income[b]	0.39	0.44	0.40	0.44	0.46
Net realized and unrealized gains (losses)	0.23	(0.18)	0.17	1.33	(0.33)
Total from investment operations	0.62	0.26	0.57	1.77	0.13
Less distributions from net investment income	(0.39)	(0.42)	(0.38)	(0.44)	(0.45)
Net asset value, end of year	$10.72	$10.49	$10.65	$10.46	$9.13

Total return[c]	6.01%	2.74%	5.48%	19.86%	1.46%

Ratios to average net assets
Expenses	1.18%	1.18%	1.16%	1.17%	1.17%
Net investment income	3.62%	4.40%	3.76%	4.50%	4.92%

Supplemental data
Net assets, end of year (000’s)	$326,456	$278,775	$322,824	$293,895	$229,667
Portfolio turnover rate	11.98%	22.26%	5.47%	6.67%	17.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)
			Year Ended May 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.44	$10.61	$10.41	$9.09	$9.42
Income from investment operations[a]:
Net investment income[b]	0.45	0.50	0.47	0.50	0.52
Net realized and unrealized gains (losses)	0.24	(0.18)	0.18	1.33	(0.34)
Total from investment operations	0.69	0.32	0.65	1.83	0.18
Less distributions from net investment income	(0.46)	(0.49)	(0.45)	(0.51)	(0.51)
Net asset value, end of year	$10.67	$10.44	$10.61	$10.41	$9.09

Total return	6.73%	3.32%	6.30%	20.60%	2.03%

Ratios to average net assets
Expenses	0.53%	0.53%	0.51%	0.52%	0.52%
Net investment income	4.27%	5.05%	4.41%	5.15%	5.57%

Supplemental data
Net assets, end of year (000’s)	$474,392	$315,131	$303,904	$241,123	$137,191
Portfolio turnover rate	11.98%	22.26%	5.47%	6.67%	17.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2015

Franklin California High Yield Municipal Fund

	Units	Value

Common Stocks and Other Equity Interests (Cost $611,327) 0.0%†
Diversified Financial Services 0.0%†
[a,b] 1155 Island Avenue LLC, LP	7,830,849	$611,323

	Principal
	Amount

Corporate Bonds (Cost $3,523,882) 0.2%
Diversified Financial Services 0.2%
[b,c] 1155 Island Avenue LLC, PIK, 10.00%, 12/11/24	$3,523,882	3,541,501
Municipal Bonds 91.0%
California 86.7%
ABAG Finance Authority for Nonprofit Corps. Revenue, Episcopal Senior Communities,
Refunding, 6.125%, 7/01/41	7,500,000	8,600,177
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,356,589
Artesia Redevelopment Project Area, 5.70%, 6/01/42	3,015,000	3,016,296
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,270,000	3,632,349
Azusa Special Tax, CFD No. 2005-1, Improvement Area No. 1, 5.00%,
9/01/27	2,000,000	2,028,240
9/01/37	1,665,000	1,682,116
Baldwin Park USD, GO,
Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/31	5,735,000	2,339,593
Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured, zero cpn.,
8/01/42	10,000,000	2,086,000
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Subordinate, Series S-4,
5.25%, 4/01/53	15,000,000	16,717,800
Beaumont Financing Authority Local Agency Revenue,
Improvement Area No. 17B, Series A, 6.125%, 9/01/31	720,000	799,135
Improvement Area No. 17B, Series A, 6.375%, 9/01/42	5,000,000	5,505,000
Improvement Area No. 19A, Refunding, Series B, 5.00%, 9/01/35	3,750,000	4,023,300
Series B, Pre-Refunded, 5.35%, 9/01/28	935,000	965,546
Series B, Pre-Refunded, 5.40%, 9/01/35	1,390,000	1,435,578
Series C, 5.45%, 9/01/27	6,435,000	6,436,480
Series C, 5.50%, 9/01/29	855,000	869,321
Series C, 5.50%, 9/01/35	1,035,000	1,050,442
Series C, 5.50%, 9/01/35	3,995,000	3,995,879
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured, 6.00%, 8/01/41	1,925,000	2,300,144
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%,
9/01/35	5,000,000	5,552,550
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed,
Los Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	2,617,290
California Educational Facilities Authority Revenue,
College and University Financing Program, Pre-Refunded, 5.00%, 2/01/26	250,000	268,413
College and University Financing Program, Pre-Refunded, 5.00%, 2/01/30	615,000	660,295
University of San Francisco, 6.125%, 10/01/36	2,000,000	2,414,000
California State GO, Various Purpose,
6.00%, 11/01/39	13,000,000	15,536,950
FGIC Insured, 6.00%, 8/01/19	30,000	30,285
Refunding, 5.00%, 3/01/45	20,000,000	22,528,200

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Health Facilities Financing Authority Revenue,
El Camino Hospital, Refunding, Series A, 5.00%, 2/01/40	$7,000,000	$7,697,410
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/43	7,160,000	7,950,607
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/33	4,000,000	4,708,120
California State Municipal Finance Authority COP, Community Hospitals of Central California
Obligated Group,
5.25%, 2/01/24	5,000,000	5,612,200
5.375%, 2/01/29	7,000,000	7,861,490
5.50%, 2/01/39	10,600,000	11,903,164
5.25%, 2/01/46	15,965,000	16,786,719
California State Municipal Finance Authority Mobile Home Park Revenue,
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.00%, 8/15/30	1,000,000	1,110,390
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/39	1,200,000	1,319,280
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/49	3,500,000	3,808,490
Windsor Mobile Country Club, Refunding, Series A, 5.625%, 11/15/33	1,000,000	1,051,760
Windsor Mobile Country Club, Refunding, Series A, 6.00%, 11/15/48	4,000,000	4,287,040
California State Municipal Finance Authority Revenue,
Biola University, Refunding, Series A, 5.625%, 10/01/23	6,000,000	6,629,820
Biola University, Refunding, Series A, 5.80%, 10/01/28	7,500,000	8,312,325
Biola University, Refunding, Series A, 5.875%, 10/01/34	6,000,000	6,576,840
Harbor Regional Center Project, 8.50%, 11/01/39	5,000,000	6,077,300
Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	10,763,010
NorthBay Healthcare Group, 5.00%, 11/01/35	1,100,000	1,184,634
NorthBay Healthcare Group, 5.00%, 11/01/44	1,050,000	1,123,983
South Central Los Angeles Regional Center Project, 5.50%, 12/01/33	3,115,000	3,380,959
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	7,000,000	7,591,500
Southwest Community Health Center, California Mortgage Insured, 6.125%, 2/01/40	4,000,000	4,525,960
California State Public Works Board Lease Revenue,
California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	4,640,000	5,499,421
Various Capital Projects, Series A, 5.125%, 10/01/31	3,605,000	4,074,407
California State Statewide CDA Senior Living Health Facility Revenue, Series A, 5.00%, 8/01/44	2,450,000	2,684,710
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 5.00%, 5/15/32	750,000	814,905
Aldersly, Refunding, Series A, 5.00%, 5/15/40	1,010,000	1,076,832
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,585,100
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	9,602,010
California Baptist University, Refunding, 7.25%, 11/01/31	1,250,000	1,485,450
California Baptist University, Refunding, 7.50%, 11/01/41	2,750,000	3,284,270
California Baptist University, Refunding, Series A, 5.40%, 11/01/27	7,440,000	7,865,122
California Baptist University, Refunding, Series A, 5.50%, 11/01/38	4,500,000	4,708,755
California Baptist University, Series A, 5.125%, 11/01/23	715,000	756,520
California Baptist University, Series A, 6.125%, 11/01/33	1,565,000	1,747,182
California Baptist University, Series A, 6.375%, 11/01/43	4,035,000	4,550,471
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,521,000
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.75%, 5/15/32	10,000,000	10,865,000
Cottage Health System Obligation Group, Refunding, 5.00%, 11/01/43	7,300,000	8,063,434
Covenant Retirement Communities Inc., Series C, 5.625%, 12/01/36	8,000,000	8,670,640
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,691,431
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, Pre-Refunded,
5.20%, 10/01/37	3,500,000	3,965,115
Huntington Memorial Hospital, Refunding, Series B, 5.00%, 7/01/44	4,450,000	4,896,068

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue, (continued)
Kaiser Permanente, Series B, 5.25%, 3/01/45	$37,325,000	$38,302,915
Lancer Educational Student Housing Project, 5.625%, 6/01/33	3,000,000	3,074,760
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44	17,300,000	18,612,032
Loma Linda University Medical Center, Refunding, Series A, 5.50%, 12/01/54	20,000,000	21,724,800
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	8,980,000	10,666,713
Monterey Institute International, 5.50%, 7/01/31	8,275,000	9,413,143
California Statewide CDA Special Tax Revenue, CFD No. 2007-1, Orinda, 6.00%, 9/01/29	4,955,000	5,107,218
Capistrano USD, CFD No. 2005-1 Special Tax, 5.50%, 9/01/43	4,955,000	5,324,593
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	2,144,699
Centinela Valley UHSD, GO, County of Los Angeles,
Election of 2008, Series C, 5.00%, 8/01/35	4,195,000	4,677,383
Election of 2010, Series B, AGMC Insured, zero cpn., 8/01/45	42,000,000	7,617,540
Ceres USD, GO, Capital Appreciation, Election of 2008, Series A, zero cpn.,
8/01/39	6,450,000	1,426,160
8/01/40	6,730,000	1,381,669
Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA Insured, zero cpn.,
8/01/47	9,450,000	1,524,285
Chula Vista CFD Special Tax,
No. 12-I, McMillin Otay Ranch Village Seven, 5.25%, 9/01/30	1,435,000	1,442,979
No. 12-I, McMillin Otay Ranch Village Seven, 5.25%, 9/01/36	2,500,000	2,512,675
No. 2001-1, Improvement Area, San Miguel Ranch, Series B, 5.45%, 9/01/36	2,170,000	2,171,302
City of Fullerton Special Assessment, Community Facilities District No. 2, Amerige Heights,
4.00%, 9/01/24	110,000	115,433
5.00%, 9/01/34	1,075,000	1,145,133
5.00%, 9/01/44	2,450,000	2,574,779
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn.,
8/01/27	7,500,000	5,019,225
8/01/28	3,000,000	1,905,120
Coachella Valley USD, GO, Capital Appreciation, Election of 2005, Series D, zero cpn.,
8/01/42	8,500,000	2,252,330
8/01/43	3,000,000	754,920
Coalinga PFAR, Water and Wastewater Refinancing Projects, Refunding, 5.00%,
4/01/35	1,000,000	1,051,850
4/01/48	6,350,000	6,538,214
Compton Community College District GO, Election of 2002, Series B,
6.625%, 8/01/27	3,085,000	3,673,618
6.75%, 8/01/34	4,000,000	4,747,800
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series B,
5.70%, 8/01/30	2,255,000	2,307,339
6.00%, 8/01/42	3,460,000	3,534,944
Compton USD, GO, Election of 2002, Series C, AMBAC Insured,
5.00%, 6/01/31	3,270,000	3,396,451
Pre-Refunded, 5.00%, 6/01/31	1,730,000	1,810,860
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%,
9/01/32	1,825,000	1,831,333
Corona CFD No. 2003-2 Special Tax, Highlands Collection, 5.20%, 9/01/34	770,000	769,931
[b] Cotati South Sonoma Business Park AD Special Assessment, Limited Obligation Improvement,
6.50%, 9/02/33	4,825,000	4,197,895
CSD San Bernardino County GO,
Election of 2008, Series C, 5.00%, 8/01/44	3,615,000	3,984,055
Election of 2014, Series A, 5.00%, 8/01/44	7,375,000	8,127,914

franklintempleton.com Annual Report | 23

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment Project,
Redevelopment Projects, Series B, 7.75%, 10/01/27	$3,795,000	$4,799,157
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile
Home Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	4,885,000	5,263,050
Dana Point CFD Special Tax No. 2006-1, 5.00%,
9/01/38	1,000,000	1,068,130
9/01/45	2,500,000	2,659,500
Del Paso Manor Water District Revenue COP, Phase I Improvement Project, 5.50%, 7/01/41	3,050,000	3,466,569
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero
cpn., 12/01/28	30,795,000	16,568,326
Eastern Municipal Water District CFD Special Tax, No. 2001-01, French Valley, Improvement,
Refunding, 5.00%, 9/01/36	1,800,000	1,996,290
El Dorado County Special Tax,
CFD No. 2001-1, 5.35%, 9/01/35	1,900,000	1,904,123
CFD No. 2005-1, 5.00%, 9/01/21	1,000,000	1,010,750
CFD No. 2005-1, 5.15%, 9/01/25	2,075,000	2,100,440
CFD No. 2005-1, 5.25%, 9/01/35	6,705,000	6,737,452
El Rancho USD, GO, Capital Appreciation, Election of 2003, NATL Insured, zero cpn., 8/01/29	2,400,000	1,324,872
Etiwanda School District Community Facilities District No. 9 Special Tax, Refunding, 5.00%,
9/01/35	4,260,000	4,724,084
Fairfield Special Tax, CFD No. 3, North Cordelia General Improvements, 6.00%,
9/01/32	1,200,000	1,321,776
9/01/37	5,810,000	6,395,764
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	75,000,000	20,784,000
Capital Appreciation, senior lien, Refunding, Series A, zero cpn., 1/15/33	19,000,000	8,410,540
junior lien, Refunding, Series C, 6.50%, 1/15/43	40,000,000	47,354,000
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Refunding, Senior Series A-1, 5.00%, 6/01/33	24,500,000	20,384,245
Asset-Backed, Refunding, Series A, 5.00%, 6/01/45	4,890,000	4,890,000
Asset-Backed, Series A, 5.00%, 6/01/45	36,975,000	40,314,582
Capital Appreciation, Asset-Backed, second subordinate, Refunding, Series C, zero cpn.,
6/01/47	50,000,000	1,933,000
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,322,550
Hanford Joint UHSD, GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured,
zero cpn.,
8/01/32	3,635,000	1,657,160
8/01/33	3,705,000	1,596,410
8/01/35	4,120,000	1,589,620
Hartnell Community College District GO, Capital Appreciation, Monterey and San Benito
Counties, Election of 2002, Series D, zero cpn.,
8/01/44	30,000,000	4,175,100
8/01/49	10,000,000	1,863,000
Hemet USD Financing Authority Special Tax Revenue, 5.00%, 9/01/39	1,100,000	1,162,491
Imperial Community College District GO, Capital Appreciation, Election of 2010, Series A, AGMC
Insured, zero cpn. to 8/01/15, 6.75% thereafter, 8/01/40	3,500,000	4,229,995
[b]Imperial County Special Tax, CFD No. 98-1,
6.45%, 9/01/17	755,000	757,212
6.50%, 9/01/31	5,705,000	5,716,809

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Independent Cities Finance Authority Mobile Home Park Revenue,
Lamplighter Salinas MobileHome Park, Series A, 6.25%, 7/15/45	$2,465,000	$2,700,112
Lamplighter Salinas MobileHome Park, Series A, 6.25%, 7/15/50	2,000,000	2,171,560
Pillar Ridge, Series A, 5.25%, 5/15/44	2,015,000	2,198,143
Pillar Ridge, Series A, 5.25%, 5/15/49	4,800,000	5,217,456
Indio CFD No. 04-3 Special Tax, Terra Lago, Improvement Area No. 1,
5.10%, 9/01/30	1,275,000	1,290,530
5.15%, 9/01/35	3,000,000	3,033,300
Inland Valley Development Agency Successor Agency Tax Allocation, Refunding, Series A,
5.25%, 9/01/37	7,500,000	8,432,850
5.00%, 9/01/44	9,000,000	9,810,630
Irvine Special Tax Revenue, CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%,
9/01/39	1,000,000	1,106,720
9/01/44	1,500,000	1,647,720
9/01/49	2,750,000	3,005,062
Irvine USD Special Tax, CFD No. 06-1, Portola Springs, 6.70%, 9/01/35	2,565,000	3,027,675
Jurupa PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/42	2,220,000	2,436,805
La Verne COP, Brethren Hillcrest Homes, 5.00%, 5/15/36	1,430,000	1,509,022
La Verne Mobile Home Revenue, Copacbana Mobile HomePark, Refunding, 5.00%, 6/15/49	1,765,000	1,911,601
Lake Elsinore PFA Local Agency Revenue,
AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30	4,980,000	5,361,617
Canyon Hills Improvement Area Development, Series A, 5.75%, 9/01/44	3,240,000	3,353,562
CFD No. 98-1, Series C, 5.25%, 9/01/33	8,000,000	8,258,640
Lake Elsinore Special Tax, CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A,
Pre-Refunded,
5.10%, 9/01/22	750,000	774,045
5.15%, 9/01/25	635,000	655,434
5.25%, 9/01/30	1,195,000	1,233,742
5.25%, 9/01/35	1,225,000	1,264,715
Lake Tahoe USD, GO, Election of 2008, zero cpn. to 7/31/25, 5.30% thereafter, 8/01/40	1,140,000	746,746
Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6,
School Districts, Refunding, 5.40%, 2/01/29	475,000	475,504
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas,
6.875%, 8/01/34	2,000,000	2,324,760
6.875%, 8/01/39	830,000	964,775
Pre-Refunded, 6.875%, 8/01/39	1,170,000	1,431,752
Las Virgenes USD, GO, Election of 2006, Series C, zero cpn. to 8/01/26, 6.75% thereafter,
8/01/33	8,050,000	5,886,562
Lathrop Financing Authority Revenue, Mossdale Village, Refunding, Series A,
6.00%, 9/02/28	1,045,000	1,214,426
6.00%, 9/02/29	1,110,000	1,278,887
6.00%, 9/02/30	1,125,000	1,290,173
5.50%, 9/02/35	3,825,000	4,085,827
Lee Lake PFAR, Special Tax, junior lien, Refunding, Series B,
5.25%, 9/01/32	1,475,000	1,576,583
5.375%, 9/01/35	1,095,000	1,168,080
Lemon Grove CDA Successor Agency Tax Allocation, Lemon Grove Redevelopment Project Area,
Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,019,510
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured,
zero cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	3,949,335

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Annual Report

| 25

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
11/15/29	$4,630,000	$5,193,934
[d]Long Beach Marina Revenue, Alamitos Bay Marina Project, 5.00%,
5/15/34	1,300,000	1,401,387
5/15/40	3,500,000	3,734,535
5/15/45	2,500,000	2,652,875
Los Alamitos USD, COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95%
thereafter,
8/01/34	1,500,000	1,121,430
8/01/42	4,500,000	3,293,910
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing
Program, Series C, 5.00%, 6/01/30	2,200,000	2,487,628
Los Angeles Department of Airports Revenue, Los Angeles International Airport,
Senior, Series B, 5.00%, 5/15/40	3,945,000	4,470,435
Subordinate, Refunding, Series C, 5.00%, 5/15/34	3,135,000	3,601,049
Subordinate, Refunding, Series C, 5.00%, 5/15/35	4,425,000	5,066,625
Subordinate, Refunding, Series C, 5.00%, 5/15/38	4,765,000	5,408,275
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	42,620,173
Mendocino-Lake Community College District GO, Capital Appreciation, Election of 2006, Series B,
AGMC Insured,
zero cpn. to 8/01/21, 6.55% thereafter, 8/01/36	5,150,000	4,764,471
zero cpn. to 8/01/26, 6.85% thereafter, 8/01/40	7,500,000	5,430,150
Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36	2,400,000	2,030,304
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, 6.50%,
9/01/39	6,250,000	6,456,812
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/41	10,000,000	2,139,400
Murrieta CFD No. 2000-2 Special Tax, The Oaks,
Improvement Area A, 5.90%, 9/01/27	1,960,000	1,963,156
Improvement Area A, 6.00%, 9/01/34	3,490,000	3,494,781
Improvement Area B, 6.00%, 9/01/27	1,275,000	1,275,803
Improvement Area B, 6.00%, 9/01/34	3,485,000	3,486,464
Murrieta CFD No. 2004-1 Special Tax, Bremerton, 5.625%, 9/01/34	670,000	671,568
North Natomas CFD Special Tax, No. 4, Refunding, Series E, 5.25%, 9/01/33	3,000,000	3,320,910
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter,
8/01/38	6,600,000	6,317,124
Oakdale PFAR, Refunding, 5.00%, 9/01/35	1,270,000	1,372,489
Oakland USD Alameda County GO, Election of 2012, 6.625%, 8/01/38	5,000,000	5,904,450
Oakley PFAR, Contra Costa County, Refunding,
5.30%, 9/02/34	995,000	1,090,032
BAM Insured, 5.00%, 9/02/36	1,500,000	1,646,520
Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1, 5.10%,
9/02/33	1,745,000	1,746,972
Orchard School District GO, Election of 2001, Series B, AGMC Insured, 6.00%, 8/01/36	3,000,000	3,614,970
Oro Grande Elementary School District COP,
5.875%, 9/15/37	14,000,000	16,339,400
6.125%, 9/15/40	1,500,000	1,765,050
Oxnard Financing Authority Lease Revenue, Refunding, 5.75%, 6/01/36	5,870,000	6,851,229
Palomar Pomerado Health Care District COP,
6.00%, 11/01/30	10,000,000	10,852,700
6.75%, 11/01/39	15,550,000	17,143,875

26 | Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Paramount USD, GO, County of Los Angeles, Election of 2006, BAM Insured, zero cpn.,
8/01/51	$25,000,000	$2,469,750
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn.,
9/01/45	15,000,000	3,342,900
Perris CFD No. 2001-1 Special Tax, Improvement Area No. 4, May Farms, Series A,
5.10%, 9/01/30	865,000	873,330
5.15%, 9/01/35	1,075,000	1,084,202
Perris CFD No. 2001-2 Special Tax, Refunding, Series A, 5.25%, 9/01/32	4,500,000	4,720,545
Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%, 9/01/35	1,370,000	1,391,879
Perris Joint Powers Authority Local Agency Revenue,
CFD, Refunding, Series E, 4.25%, 9/01/38	4,250,000	4,175,795
May Farms Improvement Area Nos. 1, 2 and 3, Refunding, Series A, 5.375%, 9/01/33	2,000,000	2,108,020
Willowbrook, Refunding, Series B, 5.25%, 9/01/33	3,950,000	4,091,331
Perris PFAR Tax Allocation,
5.30%, 10/01/26	1,950,000	1,950,254
5.35%, 10/01/36	3,410,000	3,410,375
Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,465,868
Perris UHSD Financing Authority Revenue, 5.00%, 9/01/41	2,725,000	2,868,716
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	6,675,000	6,680,473
Pittsburg USD, GO, Capital Appreciation, Election of 2010, Series C, zero cpn.,
8/01/47	9,000,000	1,575,630
8/01/52	15,000,000	1,884,900
Pomona USD, GO, Series F, BAM Insured, 5.00%, 8/01/39	2,500,000	2,777,125
Porterville PFA Sewer Revenue, Series A, 5.625%, 10/01/36	5,000,000	5,986,650
Poway USD Special Tax,
CFD No. 6, 4S Ranch, 5.125%, 9/01/35	5,955,000	6,027,234
CFD No. 6, Improvement Area B, 5.125%, 9/01/36	4,915,000	4,975,209
CFD No. 14, Improvement Area A, Pre-Refunded, 5.25%, 9/01/36	5,225,000	5,342,197
Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,
5.25%, 9/01/25	2,235,000	2,238,732
5.375%, 9/01/30	1,650,000	1,652,921
5.375%, 9/01/37	7,130,000	7,324,720
5.50%, 9/01/37	2,635,000	2,640,191
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to 8/01/22,
6.20% thereafter, 8/01/31	2,750,000	2,375,368
Redwood City Special Tax, One Marina, 7.75%, 9/01/41	2,000,000	2,138,940
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC
Insured, zero cpn., 8/01/49	22,000,000	3,809,080
Rio Elementary School District CFD No. 1 Special Tax, 5.50%, 9/01/39	7,750,000	8,519,110
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero
cpn. to 8/01/24, 6.85% thereafter, 8/01/42	13,000,000	10,474,230
Riverbank USD, GO, Election of 2005, Series B, Assured Guaranty, zero cpn.,
8/01/38	6,690,000	2,067,009
8/01/43	8,750,000	2,045,575
Riverside County CFD Special Tax, CFD No. 03-1, Newport Road, Refunding, 5.00%, 9/01/30	1,500,000	1,500,990
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 7.00%, 12/01/31	1,425,000	1,765,732
Desert Communities Redevelopment Project Area, second lien, Series D, 7.25%, 12/01/37	2,505,000	3,132,352
Housing, Series A, 6.00%, 10/01/39	3,000,000	3,391,050
Housing, Series A, 7.125%, 10/01/42	1,750,000	2,165,415
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,458,312

franklintempleton.com Annual Report | 27

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Riverside County Redevelopment Successor Agency Tax Allocation, Refunding, Series A, 4.00%,
10/01/37	$6,000,000	$5,990,940
Riverside County Transportation Commission Toll Revenue, senior lien, Series A,
5.75%, 6/01/44	5,000,000	5,729,850
zero cpn., 6/01/43	7,500,000	1,913,175
Riverside PFA Local Measure Sales Tax Revenue, Payment Rehabilitation Project, AGMC Insured,
5.00%, 6/01/33	4,280,000	4,674,402
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 6.75%,
9/01/29	2,630,000	3,064,634
Romoland School District Special Tax, CFD No. 2004-1, Heritage Lake,
Improvement Area No. 1, 5.45%, 9/01/38	3,205,000	3,209,679
Improvement Area No. 2, 5.375%, 9/01/38	2,995,000	2,998,235
Improvement Area No. 3, Refunding, 5.00%, 9/01/36	1,500,000	1,574,265
Roseville Special Tax, CFD No. 1,
Fiddyment Ranch, 5.00%, 9/01/19	980,000	994,004
Fiddyment Ranch, 5.125%, 9/01/21	980,000	993,348
Fiddyment Ranch, 5.125%, 9/01/26	4,945,000	4,964,384
Fiddyment Ranch, 5.25%, 9/01/36	7,880,000	7,882,128
Public Facilities, 5.00%, 9/01/29	500,000	505,870
Public Facilities, 5.00%, 9/01/34	1,100,000	1,083,874
Public Facilities, 5.00%, 9/01/39	1,885,000	1,830,712
Public Facilities, 5.00%, 9/01/44	1,650,000	1,588,554
Stone Point, 6.375%, 9/01/24	1,440,000	1,443,830
Stone Point, 6.375%, 9/01/28	2,060,000	2,064,305
Westpark, 5.15%, 9/01/30	5,500,000	5,505,720
Westpark, 5.20%, 9/01/36	2,500,000	2,501,725
Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
5.20%, 9/01/26	1,000,000	1,003,380
5.25%, 9/01/37	1,600,000	1,604,832
Rowland USD, GO, Capital Appreciation, Election of 2006, Series B, zero cpn.,
8/01/34	5,000,000	2,175,700
8/01/39	15,000,000	5,009,100
8/01/42	10,750,000	2,971,945
Sacramento Area Flood Control Agency Special Assessment, Natomas Basin Local Assessment,
Refunding, BAM Insured, 5.00%, 10/01/44	2,000,000	2,198,460
Sacramento County Airport System Revenue, Senior, Series B, AGMC Insured, 5.25%, 7/01/39	7,000,000	7,500,080
San Bernardino Community College District GO, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	3,278,063
San Bernardino County Special Tax, CFD No. 2006-1, Improvement Area No. 2, Lytle Creek
North, 5.50%, 9/01/44	1,965,000	2,025,581
San Buenaventura Revenue, Community Memorial Health System,
8.00%, 12/01/31	10,000,000	12,767,700
7.50%, 12/01/41	5,000,000	6,133,300
San Diego RDA Tax Allocation Revenue,
City Heights Redevelopment Project, Series A, 5.625%, 9/01/40	2,315,000	2,487,838
Naval Training Center Redevelopment Project, Series A, 5.75%, 9/01/40	3,000,000	3,357,270
San Diego RDA Tax Allocation, Capital Appreciation, Refunding, Series B, zero cpn.,
9/01/15	1,490,000	1,486,797
9/01/16	1,500,000	1,429,515
9/01/19	1,800,000	1,422,090
9/01/20	1,800,000	1,333,800
9/01/21	1,800,000	1,253,574

28 | Annual Report franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Diego RDA Tax Allocation, Capital Appreciation, Refunding, Series B, zero cpn., (continued)
9/01/22	$1,900,000	$1,239,408
9/01/23	1,900,000	1,164,149
9/01/24	1,900,000	1,093,925
9/01/25	1,900,000	1,022,523
9/01/26	1,900,000	959,956
9/01/27	1,900,000	900,695
9/01/28	1,900,000	845,595
San Diego USD, GO, Election of 2008,
Series A, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	10,000,000	9,350,600
Series C, zero cpn. to 7/01/30, 6.625% thereafter, 7/01/47	26,025,000	16,342,659
Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	6,940,000	3,508,101
Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	6,705,180
San Francisco City and County Redevelopment Agency Successor Agency CFD No. 6 Special Tax,
Mission Bay South Public Improvements, Refunding, Series C, zero cpn., 8/01/43	10,000,000	1,981,900
San Francisco City and County Redevelopment Agency Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/43	2,500,000	2,716,025
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment Project, Series C, 6.75%, 8/01/41	1,000,000	1,208,330
Mission Bay South Redevelopment Project, Series D, 7.00%, 8/01/33	1,000,000	1,207,940
Mission Bay South Redevelopment Project, Series D, 6.625%, 8/01/39	2,265,000	2,584,773
Mission Bay South Redevelopment Project, Series D, 7.00%, 8/01/41	1,500,000	1,810,170
San Francisco Redevelopment Projects, Series B, 6.625%, 8/01/41	2,500,000	3,067,775
San Gorgonio Memorial Healthcare District GO, Riverside County, Refunding, 5.00%, 8/01/39	15,000,000	16,200,000
San Joaquin County Public Facilities FICO Revenue COP, Wastewater Conveyance Project,
6.00%, 8/01/37	1,000,000	1,011,190
San Joaquin Delta Community College District GO, Election of 2004, Capital Appreciation,
Series B, AGMC Insured, zero cpn., 8/01/30	3,900,000	1,830,309
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	13,464,939
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	12,923,805
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	24,250,137
Refunding, Series B, 5.25%, 1/15/44	35,000,000	37,623,250
Refunding, Series B, 5.25%, 1/15/49	75,000,000	80,011,500
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured,
5.00%, 8/01/28	13,245,000	13,701,952
4.25%, 8/01/36	5,000,000	5,067,800
San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28	1,655,000	1,656,324
San Mateo Special Tax, CFD No. 2008-1, Bay Meadows,
5.875%, 9/01/32	1,500,000	1,666,305
5.375%, 9/01/38	2,500,000	2,755,475
6.00%, 9/01/42	5,000,000	5,576,600
5.50%, 9/01/44	3,300,000	3,647,754
Santa Ana College Improvement District No. 1 of Rancho Santiago Community College District GO,
Election 2012, Series A, 5.00%, 8/01/39	3,750,000	4,212,450
Santa Barbara Elementary School District GO, Election of 2010, Capital Appreciation, Series A,
zero cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	7,357,760
Santa Cruz County RDA Tax Allocation, 6.625%, 9/01/29	2,650,000	3,062,366
Santa Margarita Water District Special Tax, CFD No. 2013-1, Village of Sendero, 5.625%,
9/01/36	3,000,000	3,310,500
9/01/43	10,000,000	11,005,600

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Santa Paula Utility Authority Wastewater Enterprise Revenue, Series A, 5.00%, 2/01/40	$7,105,000	$7,806,761
Santee Community Development Commission Tax Allocation, Santee Community Redevelopment
Project, Series A, 7.00%,
8/01/31	1,800,000	2,122,920
8/01/41	2,820,000	3,325,908
Saugus Castaic School Facilities Financing Authority Special Tax, Community Facilities District
No. 2006-1C,
5.875%, 9/01/33	1,375,000	1,479,390
6.00%, 9/01/43	3,485,000	3,903,653
Saugus USD Special Tax,
CFD No. 2005-1, 5.30%, 9/01/36	2,000,000	2,006,720
CFD No. 2006-1, Improvement Area No. 1, 5.375%, 9/01/42	2,000,000	2,061,860
CFD No. 2006-1, Improvement Area No. 2, 5.75%, 9/01/43	2,000,000	2,062,440
CFD No. 2006-2, Improvement Area No. 2, 4.25%, 9/01/44	2,000,000	1,934,820
Senior CFD No. 2006-1, 4.25%, 9/01/39	1,150,000	1,131,117
Senior CFD No. 2006-1, 4.25%, 9/01/44	2,500,000	2,438,500
Selma PFA Lease Revenue, Bank Qualified, Refunding, 7.00%, 2/01/40	3,265,000	3,281,292
Sierra View Local Health Care District Revenue, 5.25%, 7/01/32	3,000,000	3,208,830
Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24	1,720,000	1,729,529
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn.,
8/01/49	15,015,000	2,481,229
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,495,933
Southern California Public Power Authority Transmission Project Revenue, Southern
Transmission Project, 6.125%, 7/01/18	50,000	50,203
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter, 6/01/36	10,000,000	7,646,600
[b,e,f]Stockton PFA Lease Revenue, Capital Improvement Projects, Series A, 7.00%, 9/01/38	7,000,000	175,000
Susanville PFAR, Utility Enterprises Project, Refunding, Sub Series B,
5.50%, 6/01/30	1,185,000	1,264,075
5.875%, 6/01/35	1,660,000	1,781,379
6.00%, 6/01/45	6,180,000	6,635,342
Susanville School District GO, Capital Appreciation, Election of 2008, AGMC Insured, zero cpn.,
8/01/49	17,505,000	2,671,088
Temecula RDA Tax Allocation Revenue,
Housing, Redevelopment Project No. 1, Series A, 7.00%, 8/01/39	2,100,000	2,715,594
sub. lien, Escrow, Redevelopment Project No. 1, 5.625%, 12/15/38	1,860,000	1,911,206
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Asset-Backed, Series A-1, 5.375%, 6/01/38	5,000,000	4,202,750
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	653,736
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,185,488
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, Second Sub.
Capital Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	863,250
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn.,
8/01/34	5,640,000	2,384,197
Truckee-Donner PUD Special Tax, CFD No. 04-1,
5.20%, 9/01/25	3,000,000	3,002,910
5.75%, 9/01/29	2,975,000	2,977,410
5.25%, 9/01/30	5,050,000	5,053,636
5.80%, 9/01/35	4,530,000	4,531,993
Tulare RDA Tax Allocation, Merged Tulare Redevelopment Projects, Series A, 6.25%, 8/01/40	3,540,000	3,909,611

30 | Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Tulare Sewer Revenue, 6.50%, 11/15/45	$10,000,000	$11,984,000
Turlock PFA Tax Allocation Revenue, 7.50%, 9/01/39	3,750,000	4,474,650
Tustin CFD No. 07-1 Special Tax, Tustin Legacy, 6.00%, 9/01/37	2,100,000	2,241,603
Tustin USD Special Tax, CFD No. 06-1,
5.75%, 9/01/30	1,000,000	1,092,360
6.00%, 9/01/40	3,000,000	3,306,450
Union Elementary School District GO, Santa Clara County, Election of 2014, Series A, 5.00%,
9/01/49	2,375,000	2,662,137
University of California Revenue, Refunding, Series AO, 5.00%, 5/15/40	5,000,000	5,697,650
Val Verde USD Special Tax Revenue, Refunding, 5.00%,
9/01/29	3,200,000	3,515,584
9/01/37	2,000,000	2,163,320
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	3,765,000	3,767,824
Vernon Electric System Revenue, Series A, 5.50%, 8/01/41	7,500,000	8,302,275
[d] Victor Elementary School District GO, Election of 2008, Refunding, Series B, 5.00%, 8/01/42	5,455,000	6,045,067
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C,
zero cpn., 6/01/49	11,940,000	2,181,557
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	2,890,000	3,091,433
West Hollywood Community Development Commission Tax Allocation, East Side Redevelopment
Project, Series A,
7.25%, 9/01/31	1,000,000	1,259,790
7.50%, 9/01/42	5,000,000	6,353,850
William S. Hart UHSD, CFD No. 2005-1 Special Tax, Refunding, 5.00%, 9/01/36	2,505,000	2,747,760
Woodland Finance Authority Water Revenue, 6.00%,
3/01/36	1,000,000	1,214,200
3/01/41	1,500,000	1,785,435
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.50%, 9/01/32	2,750,000	3,405,490
Yucaipa Special Tax, CFD No. 98-1 Chapman Heights, Refunding,
5.00%, 9/01/26	1,000,000	1,072,410
5.375%, 9/01/30	1,800,000	1,981,242
Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,
5.50%, 6/01/28	2,110,000	2,172,055
5.75%, 6/01/38	5,485,000	5,676,591
		1,816,190,158
U.S. Territories 4.3%
Guam 1.2%
Guam Government GO,
Refunding, Series A, 5.00%, 11/15/23	6,745,000	7,044,208
Refunding, Series A, 5.25%, 11/15/37	6,500,000	6,796,660
Series A, 7.00%, 11/15/39	5,000,000	5,990,350
Guam Government Waterworks Authority Water and Wastewater System Revenue, 5.625%,
7/01/40	4,000,000	4,434,360
		24,265,578
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A,
6.60%, 3/15/28	1,325,000	1,341,708

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Annual Report

| 31

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 3.0%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%, 7/01/39	$15,000,000	$10,912,650
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	10,000,000	5,875,800
Refunding, Series A, 5.00%, 7/01/42	6,000,000	3,495,000
Series A, 7.00%, 7/01/33	25,000,000	14,562,500
Series A, 6.75%, 7/01/36	11,735,000	6,835,638
Series A, 7.00%, 7/01/43	5,000,000	2,912,500
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,500,000	5,230,555
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series U, 5.25%,
7/01/42	20,000,000	13,475,000
		63,299,643
Total U.S. Territories		88,906,929
Total Municipal Bonds (Cost $1,755,429,337)		1,905,097,087
Total Investments before Short Term Investments (Cost $1,759,564,546)		1,909,249,911
Short Term Investments 3.3%
Municipal Bonds 3.3%
California 3.3%
[g]California State GO,
Kindergarten, Refunding, Series A3, Daily VRDN and Put, 0.06%, 5/01/34	11,800,000	11,800,000
Series A-1, Daily VRDN and Put, 0.06%, 5/01/33	28,600,000	28,600,000
[g] Los Angeles Department of Water and Power Revenue, Water System, Series B, Sub Series B-2,
Daily VRDN and Put, 0.08%, 7/01/35	29,200,000	29,200,000
Total Short Term Investments (Cost $69,600,000)		69,600,000
Total Investments (Cost $1,829,164,546) 94.5%		1,978,849,911
Other Assets, less Liabilities 5.5%		116,189,912
Net Assets 100.0%		$2,095,039,823

See Abbreviations on page 48.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2015, the aggregate value of these securities was $14,999,740, representing 0.72% of net assets.
cIncome may be received in additional securities and/or cash.
dSecurity purchased on a when-issued basis. See Note 1(b).
eSee Note 6 regarding defaulted securities.
fAt May 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
gVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

32 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights
Franklin Tennessee Municipal Bond Fund
			Year Ended May 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.47	$11.88	$11.94	$11.19	$11.35
Income from investment operations[a]:
Net investment income[b]	0.41	0.43	0.41	0.44	0.44
Net realized and unrealized gains (losses)	(0.08)	(0.42)	(0.06)	0.75	(0.16)
Total from investment operations	0.33	0.01	0.35	1.19	0.28
Less distributions from net investment income	(0.42)	(0.42)	(0.41)	(0.44)	(0.44)
Net asset value, end of year	$11.38	$11.47	$11.88	$11.94	$11.19

Total return[c]	2.86%	0.20%	2.93%	10.84%	2.59%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.72%	0.72%	0.70%	0.71%	0.71%
Expenses net of waiver and payments by affiliates	0.71%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.60%	3.82%	3.40%	3.82%	3.96%

Supplemental data
Net assets, end of year (000’s)	$293,580	$273,142	$344,157	$312,688	$270,041
Portfolio turnover rate	11.64%	7.86%	7.89%	5.71%	14.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 33

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2015

Franklin Tennessee Municipal Bond Fund
	Principal
	Amount	Value
Municipal Bonds 96.4%
Tennessee 89.9%
Anderson County Water Authority Water and Sewer Revenue, 5.00%, 6/01/36	$1,000,000	$1,132,760
Blount County PBA Revenue, Local Government Public Improvement,
Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/28	425,000	469,187
Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/32	1,590,000	1,745,979
Refunding, Series B-15-A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/28	675,000	750,857
Series B-15-A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/32	975,000	1,084,571
Bristol Electric System Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/29	1,075,000	1,087,846
Chattanooga Electric System Revenue, Series A, 5.00%, 9/01/33	7,500,000	8,217,900
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives,
Series D, 6.25%, 10/01/33	500,000	569,455
Chattanooga-Hamilton County Hospital Authority Hospital Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	775,000	887,181
Refunding, AGMC Insured, 5.00%, 10/01/22	2,475,000	2,796,651
Clarksville Electric System Revenue,
Refunding, 5.00%, 9/01/31	1,000,000	1,171,830
Series A, 5.00%, 9/01/34	2,000,000	2,289,740
Series A, 5.00%, 9/01/35	3,185,000	3,639,627
XLCA Insured, Pre-Refunded, 5.00%, 9/01/23	2,325,000	2,545,038
XLCA Insured, Pre-Refunded, 5.00%, 9/01/32	4,000,000	4,378,560
Clarksville Water Sewer and Gas Revenue, Refunding, 5.00%, 2/01/38	3,000,000	3,351,240
Columbia Waterworks System Revenue, 5.00%, 12/01/32	3,000,000	3,378,060
Franklin County Health and Educational Facilities Board Revenue, The University of the South Project,
AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24	2,000,000	2,023,900
Gallatin Water and Sewer Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 1/01/33	2,215,000	2,439,313
Refunding and Improvement, 5.00%, 1/01/32	1,500,000	1,748,100
Greene County GO, Rural School, Refunding, Series B, NATL Insured, 5.00%, 6/01/24	1,000,000	1,043,360
Hallsdale-Powell Utility District of Knox County Waterworks and Sewer Revenue, Improvement, NATL
Insured, 5.00%, 4/01/31	1,000,000	1,060,240
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue, Utilities,
5.00%, 9/01/44	4,400,000	4,913,524
Improvement, NATL Insured, 5.00%, 9/01/35	3,700,000	3,971,913
Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, 5.00%,
6/01/42	1,250,000	1,355,812
Jackson Hospital Revenue,
Jackson-Madison County General Hospital, Improvement, Pre-Refunded, 5.50%, 4/01/33	2,125,000	2,387,119
Jackson-Madison County General Hospital, Refunding, 5.00%, 4/01/36	7,000,000	7,725,480
Jackson-Madison County General Hospital, Refunding and Improvement, 5.50%, 4/01/33	875,000	959,525
Johnson City Electric System Revenue, Improvement, AGMC Insured, 5.00%, 5/01/29	1,000,000	1,102,930
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center
Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	260,000	260,606
Kingsport GO, Series B, Assured Guaranty, 5.00%, 3/01/29	1,030,000	1,161,170
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	3,026,717
Knox County First Utility District Water and Sewer Revenue,
5.00%, 12/01/32	1,000,000	1,158,050
NATL Insured, Pre-Refunded, 5.00%, 12/01/24	1,790,000	1,910,342
NATL Insured, Pre-Refunded, 5.00%, 12/01/25	1,000,000	1,067,230
Refunding and Improvement, 5.00%, 12/01/26	1,390,000	1,606,576
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health,
Refunding and Improvement, Series A, zero cpn., 1/01/36	2,000,000	713,800

34 | Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Knox County Health Educational and Housing Facility Board Revenue, University Health System Inc.,
Refunding, 5.25%,
4/01/27	$2,500,000	$2,654,800
4/01/36	5,000,000	5,211,150
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,
5.25%, 1/01/36	1,500,000	1,678,665
Refunding and Improvement, 5.00%, 1/01/33	1,470,000	1,709,154
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	4,107,880
Knoxville Wastewater System Revenue, Improvement, Refunding, Series A, 4.00%, 4/01/42	5,000,000	5,043,300
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,455,000	2,727,775
Loudon Water and Sewer Revenue, Exempt Facility, Series A,
4.00%, 3/01/28	1,000,000	1,012,350
5.00%, 3/01/32	1,300,000	1,419,444
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,665,000	3,016,114
Maryville Water and Sewer Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38	5,500,000	5,995,715
[a]Maury County GO, Public Improvement, Refunding, 4.00%, 4/01/34	1,775,000	1,857,236
Memphis Electric System Revenue, 5.00%, 12/01/34	1,000,000	1,150,800
Memphis GO, General Improvement,
Assured Guaranty, Pre-Refunded, 5.00%, 4/01/27	1,975,000	2,246,977
Refunding, 5.00%, 5/01/36	4,135,000	4,610,608
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,872,275
Refunding, Series D, 5.00%, 7/01/25	3,000,000	3,442,260
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,413,700
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,730,212
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Refunding, Series B,
5.375%, 11/01/29	5,000,000	5,784,550
Metropolitan Government of Nashville and Davidson County Electric System Revenue, Series A,
5.00%, 5/15/36	3,500,000	3,878,805
5.00%, 5/15/39	4,000,000	4,579,880
Pre-Refunded, 5.00%, 5/15/33	3,000,000	3,347,040
Metropolitan Government of Nashville and Davidson County GO,
Improvement, Refunding, Series A, 5.00%, 1/01/33	5,000,000	5,691,350
Series B, Pre-Refunded, 5.00%, 8/01/25	5,000,000	5,270,950
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
Revenue, Vanderbilt University,
Refunding, Series B, 5.00%, 10/01/39	9,000,000	10,157,670
Series A, 5.50%, 10/01/29	3,500,000	4,113,375
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue, Public
Improvement, Ballpark Project, Series A, 5.00%,
8/01/38	3,000,000	3,339,450
8/01/43	2,075,000	2,295,759
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	1,250,000	1,385,500
Rutherford County Consolidated Utility District Waterworks Revenue, AGMC Insured, Pre-Refunded,
5.00%, 2/01/36	3,060,000	3,156,574
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior Credit
Group, Series C, 5.00%, 11/15/40	10,000,000	10,936,200
Shelby County Health Educational and Housing Facility Board Revenue,
Baptist Memorial Health Care, Series A, 5.00%, 9/01/19	3,015,000	3,400,890
Educational Facilities, Rhodes College, 5.00%, 8/01/40	750,000	848,895
Educational Facilities, Rhodes College, 5.50%, 8/01/40	5,000,000	5,731,500

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Shelby County Health Educational and Housing Facility Board Revenue, (continued)
Educational Facilities, Rhodes College, 5.00%, 8/01/45	$1,700,000	$1,913,299
Methodist Healthcare, Series B, AGMC Insured, 5.25%, 9/01/27	5,000,000	5,462,550
St. Jude Children’s Research Hospital, Refunding, 5.00%, 7/01/36	5,000,000	5,194,550
South Blount County Utility District Waterworks Revenue, Refunding and Improvement, AGMC Insured,
5.00%, 12/01/33	1,000,000	1,129,260
5.25%, 12/01/39	3,310,000	3,744,305
Tennessee HDA Residential Financing Program Revenue, Issue 1C, 4.00%, 7/01/43	2,870,000	2,871,779
Tennessee HDA Revenue, Homeownership Program,
Series 1, 5.00%, 7/01/29	1,090,000	1,134,537
Series 2C, 3.80%, 7/01/43	1,875,000	1,843,125
Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,
Refunding, Series B, 5.00%, 11/01/40	10,000,000	11,477,800
Series A, Pre-Refunded, 5.00%, 5/01/34	3,555,000	3,707,901
Series A, Pre-Refunded, 5.00%, 5/01/39	3,000,000	3,421,920
Series B, Pre-Refunded, 5.50%, 5/01/38	4,000,000	4,513,920
West Wilson Utility District of Wilson County Water Revenue, 5.00%, 6/01/33	3,000,000	3,431,280
		263,797,218
U.S. Territories 6.5%
Guam 1.8%
Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement, Asset-Backed
Bonds, Refunding, 5.25%, 6/01/32	1,680,000	1,630,390
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%, 12/01/29	3,205,000	3,618,092
		5,248,482
Puerto Rico 4.7%
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	2,912,500
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	5,000,000	3,470,100
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 6.50%, 8/01/44	8,000,000	5,120,000
Series C, 5.50%, 8/01/40	4,000,000	2,480,080
		13,982,680
Total U.S. Territories		19,231,162
Total Municipal Bonds (Cost $271,817,248) 96.4%		283,028,380
Other Assets, less Liabilities 3.6%		10,551,763
Net Assets 100.0%		$293,580,143

See Abbreviations on page 48.

aSecurity purchased on a when-issued basis. See Note 1(b).

36 | Annual Report | The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Assets and Liabilities
May 31, 2015

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Assets:
Investments in securities:
Cost	$1,829,164,546	$271,817,248
Value	$1,978,849,911	$283,028,380
Cash	109,226,112	9,003,841
Receivables:
Capital shares sold	3,624,937	824,299
Interest	24,044,467	3,656,124
Other assets	996	139
Total assets	2,115,746,423	296,512,783
Liabilities:
Payables:
Investment securities purchased	13,685,199	1,833,273
Capital shares redeemed	3,941,146	759,714
Management fees	821,459	133,034
Distribution fees	289,893	24,846
Transfer agent fees	168,567	22,246
Distributions to shareholders	1,710,956	111,066
Accrued expenses and other liabilities	89,380	48,461
Total liabilities	20,706,600	2,932,640
Net assets, at value	$2,095,039,823	$293,580,143
Net assets consist of:
Paid-in capital	$2,037,660,282	$288,241,099
Undistributed net investment income	5,806,673	352,918
Net unrealized appreciation (depreciation)	149,685,365	11,211,132
Accumulated net realized gain (loss)	(98,112,497)	(6,225,006)
Net assets, at value	$2,095,039,823	$293,580,143
Class A:
Net assets, at value	$1,294,191,854	$293,580,143
Shares outstanding	121,505,430	25,788,409
Net asset value per share[a]	$10.65	$11.38
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.12	$11.89
Class C:
Net assets, at value	$326,455,572
Shares outstanding	30,447,227
Net asset value and maximum offering price per share[a]	$10.72
Advisor Class:
Net assets, at value	$474,392,397
Shares outstanding	44,456,744
Net asset value and maximum offering price per share	$10.67

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended May 31, 2015

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Investment income:
Interest	$93,921,029	$12,145,755
Expenses:
Management fees (Note 3a)	9,057,554	1,516,607
Distribution fees: (Note 3c)
Class A	1,250,572	281,584
Class C	1,995,458	—
Transfer agent fees: (Note 3e)
Class A	413,998	119,246
Class C	101,571	—
Advisor Class	132,127	—
Custodian fees	16,266	2,455
Reports to shareholders	65,580	14,409
Registration and filing fees	52,529	10,284
Professional fees	102,845	47,554
Trustees’ fees and expenses	61,856	9,035
Other	334,541	32,423
Total expenses	13,584,897	2,033,597
Expenses waived/paid by affiliates (Note 3f)	—	(23,272)
Net expenses	13,584,897	2,010,325
Net investment income	80,336,132	10,135,430
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	5,162,029	(324,127)
Net change in unrealized appreciation (depreciation) on investments	35,837,571	(1,922,664)
Net realized and unrealized gain (loss)	40,999,600	(2,246,791)
Net increase (decrease) in net assets resulting from operations	$121,335,732	$7,888,639

38 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN MUNICIPAL SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$80,336,132	$81,282,717	$10,135,430	$10,766,594
Net realized gain (loss)	5,162,029	(20,925,718)	(324,127)	(4,255,849)
Net change in unrealized appreciation (depreciation)	35,837,571	(23,275,229)	(1,922,664)	(9,475,045)
Net increase (decrease) in net assets resulting
from operations	121,335,732	37,081,770	7,888,639	(2,964,300)
Distributions to shareholders from:
Net investment income:
Class A	(53,034,252)	(54,530,179)	(10,170,322)	(10,463,435)
Class C	(11,238,791)	(11,377,311)	—	—
Advisor Class	(17,287,886)	(12,746,545)	—	—
Total distributions to shareholders	(81,560,929)	(78,654,035)	(10,170,322)	(10,463,435)
Capital share transactions: (Note 2)
Class A	64,853,862	(98,295,143)	22,719,591	(57,586,987)
Class C	41,310,047	(36,905,643)	—	—
Advisor Class	151,663,957	17,037,991	—	—
Total capital share transactions	257,827,866	(118,162,795)	22,719,591	(57,586,987)
Net increase (decrease) in net assets	297,602,669	(159,735,060)	20,437,908	(71,014,722)
Net assets:
Beginning of year	1,797,437,154	1,957,172,214	273,142,235	344,156,957
End of year	$2,095,039,823	$1,797,437,154	$293,580,143	$273,142,235
Undistributed net investment income included in net assets:
End of year	$5,806,673	$7,130,668	$352,918	$388,354

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The accompanying notes are an integral part of these financial statements. | Annual Report | 39

FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A
Franklin Tennessee Municipal Bond Fund

Class A, Class C & Advisor Class
Franklin California High Yield Municipal Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ admin istrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instru ment dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally

40 | Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At May 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended May 31, 2015
Shares sold	28,917,496	$307,735,923	4,401,520	$50,647,129
Shares issued in reinvestment of distributions	4,002,390	42,528,258	759,985	8,741,901
Shares redeemed	(26,903,050)	(285,410,319)	(3,190,560)	(36,669,439)
Net increase (decrease)	6,016,836	$64,853,862	1,970,945	$22,719,591
Year ended May 31, 2014
Shares sold	21,524,074	$216,031,324	2,979,756	$33,390,976
Shares issued in reinvestment of distributions	4,387,697	43,817,573	786,891	8,809,463
Shares redeemed	(36,065,686)	(358,144,040)	(8,925,100)	(99,787,426)
Net increase (decrease)	(10,153,915)	$(98,295,143)	(5,158,453)	$(57,586,987)
Class C Shares:
Year ended May 31, 2015
Shares sold	6,546,407	$69,976,837
Shares issued in reinvestment of distributions	800,399	8,562,458
Shares redeemed	(3,480,379)	(37,229,248)
Net increase (decrease)	3,866,427	$41,310,047
Year ended May 31, 2014
Shares sold	4,402,781	$44,466,486
Shares issued in reinvestment of distributions	867,684	8,717,269
Shares redeemed	(8,988,985)	(90,089,398)
Net increase (decrease)	(3,718,520)	$(36,905,643)
Advisor Class Shares:
Year ended May 31, 2015
Shares sold	19,382,205	$205,805,608
Shares issued in reinvestment of distributions	990,180	10,559,655
Shares redeemed	(6,102,813)	(64,701,306)
Net increase (decrease)	14,269,572	$151,663,957
Year ended May 31, 2014
Shares sold	14,978,666	$150,547,562
Shares issued in reinvestment of distributions	710,574	7,112,474
Shares redeemed	(14,155,559)	(140,622,045)
Net increase (decrease)	1,533,681	$17,037,991

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the fund’s Class C compensation distribution plans, Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California
	High Yield	Franklin Tennessee
	Municipal Fund	Municipal Bond Fund
Reimbursement Plans:
Class A	0.15%	0.15%
Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds.
Compensation Plans:
Class C	0.65%	—

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California
	High Yield	Franklin Tennessee
	Municipal Fund	Municipal Bond Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$351,495	$105,024
CDSC retained	$40,400	$1,748

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California
	High Yield	Franklin Tennessee
	Municipal Fund	Municipal Bond Fund

Transfer agent fees	$216,898	$31,956

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Tennessee Municipal Bond Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) of the funds do not exceed 0.60%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2014. Effective October 1, 2014, the contractual fee waiver was eliminated.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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NOTES TO FINANCIAL STATEMENTS

At May 31, 2015, the capital loss carryforwards were as follows:

	Franklin California
	High Yield	Franklin Tennessee
	Municipal Fund	Municipal Bond Fund
Capital loss carryforwards subject to expiration:
2016	$1,572,273	$—
2017	5,767,799	810,129
2018	32,781,484	—
2019	21,604,912	—
Capital loss carryforwards not subject to expiration:
Short term	22,084,247	3,538,963
Long term	13,876,616	1,875,913
Total capital loss carryforwards	$97,687,331	$6,225,005

During the year ended May 31, 2015, Franklin California High Yield Municipal Fund utilized $5,173,891 of capital loss carryforwards.

On May 31, 2015, Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund had expired capital loss carryforwards of $684,955 and $11,310, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2015 and 2014, was as follows:

	Franklin California High Yield		Franklin Tennessee
	Municipal Fund		Municipal Bond Fund
	2015	2014	2015	2014
Distributions paid from tax exempt income	$81,560,929	$78,654,035	$10,170,322	$10,463,435

At May 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

	Franklin California
	High Yield	Franklin Tennessee
	Municipal Fund	Municipal Bond Fund
Cost of investments	$1,827,674,830	$271,654,779

Unrealized appreciation	$203,914,458	$19,136,061
Unrealized depreciation	(52,739,377)	(7,762,460)
Net unrealized appreciation (depreciation)	$151,175,081	$11,373,601

Undistributed tax exempt income	$4,219,329	$301,513
Undistributed ordinary income	1,560,665	—
Distributable earnings	$5,779,994	$301,513

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2015, were as follows:

	Franklin California
	High Yield	Franklin Tennessee
	Municipal Fund	Municipal Bond Fund

Purchases	$412,109,843	$49,422,272
Sales	$213,216,911	$31,732,830

6. Credit Risk and Defaulted Securities

At May 31, 2015, Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund had 30.10% and 5.50%, respectively, of their portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin California High Yield Municipal Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At May 31, 2015, the value of this security represents less than 0.05%, of the fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

7. Concentration of Risk

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended May 31, 2015, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin California High Yield Municipal Fund
Assets:
Investments in Securities:
Common Stocks and Other Equity Interests	$—	$—	$611,323	$611,323
Corporate Bonds	—	3,541,501	—	3,541,501
Municipal Bonds	—	1,902,125,837	2,971,250	1,905,097,087
Short Term Investments	—	69,600,000	—	69,600,000
Total Investments in Securities	$—	$1,975,267,338	$3,582,573	$1,978,849,911

Franklin Tennessee Municipal Bond Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$283,028,380	$—	$283,028,380

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations
Selected Portfolio
1915 Act	Improvement Bond Act of 1915	GNMA	Government National Mortgage Association
ABAG	The Association of Bay Area Governments	GO	General Obligation
AD	Assessment District	HDA	Housing Development Authority/Agency
AGMC	Assured Guaranty Municipal Corp.	IDB	Industrial Development Bond/Board
AMBAC	American Municipal Bond Assurance Corp.	MFHR	Multi-Family Housing Revenue
BAM	Build America Mutual Assurance Co.	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	PBA	Public Building Authority
CFD	Community Facilities District	PFA	Public Financing Authority
COP	Certificate of Participation	PFAR	Public Financing Authority Revenue
CRDA	Community Redevelopment Authority/Agency	PIK	Payment-In-Kind
CSD	Central School District	PUD	Public Utility District
ETM	Escrow to Maturity	RDA	Redevelopment Agency/Authority
FGIC	Financial Guaranty Insurance Co.	UHSD	Unified/Union High School District
FHA	Federal Housing Authority/Agency	USD	Unified/Union School District
FICO	Financing Corp.	XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Municipal Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the “Funds”) at May 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 16, 2015

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2015. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2016, shareholders will be notified of amounts for use in preparing their 2015 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group,
				Ltd. (holding company) (2004-present)
				and H.J. Heinz Company (processed
				foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (December 2014; pre-
viously 2010-2012) and Graham
Holdings Company (education and
media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since 2006 119		None
One Franklin Parkway	Independent	and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	145	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since 2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has deter-
mined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert.
The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and finan-
cial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an under-
standing of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given

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to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

Franklin California High Yield Municipal Fund – The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2014, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return during 2014, as shown in the Lipper report, and for the previous three-, five-and 10-year periods on an annualized basis to be in the highest quintile of its performance universe. The Lipper report showed the Fund’s total return during 2014 to be in the highest or best performing quintile of its Lipper performance universe and on an annualized basis to be in the highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance, as shown in the Lipper report.

Franklin Tennessee Municipal Bond Fund – The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2014, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional “other states” municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return in 2014, as shown in the Lipper report, to be in the second-highest quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis to also be in the second-highest quintile of such universe. The Lipper report showed the Fund’s total return during 2014 to be in the middle performing quintile of its Lipper performance universe, and on an annualized basis to be in the middle performing quintile of its performance universe for the previous three- and five-year periods, and in the second-highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s performance as shown in the Lipper report and noted its income oriented investment objective.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, were shown by Lipper for Fund Class A shares. The Lipper report for Franklin California High Yield Municipal Fund showed its contractual investment management fee rate to be below the median of its Lipper expense group, and its actual total expense ratio to be the least expensive within such expense group. The Lipper report for Franklin Tennessee Municipal Bond Fund showed its contractual investment management fee rate to be at the median of its Lipper expense group, and its actual total expense ratio to be the second least expensive within such expense group. The Board was satisfied with the comparative expenses of both Funds.

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Board Review of Investment Management

Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; and 0.45% on the next $7.25 billion of net assets with additional breakpoints continuing thereafter until reaching a final breakpoint for net assets in excess of $20 billion. As of December 31, 2014, the net assets of Franklin California High Yield Municipal Fund were approximately $1.99 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $283 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for both Funds provided a sharing of benefits with the Funds and their shareholders.

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Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Funds’ financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $69,019 for the fiscal year ended May 31, 2015 and $68,254 for the fiscal year ended May 31, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended May 31, 2015 and $6,930 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2015 and $569 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $9,000 for the fiscal year ended May 31, 2015 and $159,167 for the fiscal year ended May 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $9,000 for the fiscal year ended May 31, 2015 and $166,666 for the fiscal year ended May 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  July 27, 2015